Significant acquisition of businesses	6 Months Ended
Jun. 30, 2024
Disclosure of significant transactions [abstract]
Significant transactions
3. Significant acquisitions of businesses and spin-off of Sandoz business
The Company applied the acquisition method of accounting for businesses acquired, and did not elect to apply the optional concentration test to account for acquired business as an asset separately acquired.
Significant acquisitions of businesses – 2024
Acquisition of Mariana Oncology
On May 2, 2024, Novartis acquired Mariana Oncology, a preclinical-stage US based biotechnology company focused on developing novel radioligand therapies (RLTs) with a portfolio of RLT programs across a range of solid tumor indications.
The purchase price consisted of a cash payment of USD 1.1 billion and potential additional milestones of up to USD 0.8 billion, which the Mariana Oncology shareholders are eligible to receive upon the achievement of speciﬁed milestones.
The fair value of the total purchase consideration was USD 1.3 billion, consisting of a cash payment of USD 1.1 billion and the fair value of contingent consideration of USD 0.2 billion. The preliminary purchase price allocation resulted in net identiﬁable assets of USD 0.7 billion, consisting primarily of IPR&D intangible assets of USD 0.3 billion, other intangible assets (scientific infrastructure) of USD 0.4 billion, cash and cash equivalents of USD 0.1 billion and net deferred tax liabilities of USD 0.1 billion. Goodwill amounted to USD 0.6 billion.
The results of operations since the date of acquisition were not material.
Acquisition of MorphoSys AG
On February 5, 2024, Novartis entered into an agreement to acquire MorphoSys AG (MorphoSys), a Germany-based, global biopharmaceutical company developing innovative medicines in oncology. The acquisition of MorphoSys adds to our oncology pipeline pelabresib, a late-stage BET inhibitor for myelofibrosis and tulmimetostat, an early-stage investigational dual inhibitor of EZH2 and EZH1 for solid tumors or lymphomasis.
On April 11, 2024, Novartis, through a subsidiary, commenced a voluntary public takeover offer (the “Offer”) to acquire all outstanding shares of MorphoSys for EUR 68 per share, representing a total consideration of approximately EUR 2.6 billion in cash on a fully diluted basis. The settlement of the Offer was conditional on a minimum acceptance threshold of 65 percent of MorphoSys outstanding shares.
Novartis purchased during the Offer acceptance period MorphoSys shares on the market for a total amount of EUR 0.3 billion (USD 0.3 billion). The closing conditions of the Offer, including the minimum acceptance threshold of 65 percent were fulfilled by the end of the Offer acceptance period, and the acquisition of MorphoSys closed on May 23, 2024, with the settlement payment amounting to EUR 1.7 billion (USD 1.9 billion) to the MorphoSys shareholders for their tendered shares. Subsequent to May 23, 2024, Novartis acquired additional MorphoSys outstanding shares through the Germany statutory two-week extension period of the Offer (ending on May 30, 2024) for EUR 0.3 billion (USD 0.3 billion). As a result, as at May 30, 2024, Novartis held 89.7 percent of the total outstanding share capital of MorphoSys. Total cash paid for the MorphoSys shares purchased by Novartis through to the end of the statutory two-week extension period of the Offer amounted to EUR 2.3 billion (USD 2.5 billion). Non-controlling interests represented 10.3 percent of MorphoSys outstanding shares amounting to USD 0.1 billion and were recognized in equity.
In June 2024, Novartis purchased outside the Offer an additional 1.7 percent of MorphoSys shares for EUR 44 million (USD 47 million). As a result, at June 30, 2024, non-controlling interests in equity were reduced by USD 17 million and Novartis held approximately 91.4 percent of outstanding MorphoSys shares and non-controlling interests represented approximately 8.6 percent of the outstanding MorphoSys shares.
On July 4, 2024, Novartis filed a public delisting purchase offer to delist the MorphoSys shares admitted to trading on regulated markets and acquire all MorphoSys AG shares and ADS not held directly by Novartis.
The purchase price allocation is preliminary pending primarily the outcome of Novartis analysis of certain clinical trial data readouts that became available prior to the closing date. The fair value of the total purchase consideration for the 89.7 percent stake was USD 2.5 billion (including cash acquired). The preliminary purchase price allocation resulted in net identifiable assets of USD 1.0 billion, consisting primarily of IPR&D intangible assets of USD 1.1 billion, financial investments and other receivables of USD 0.6 billion, marketable securities of USD 0.4 billion, cash and cash equivalents of USD 0.2 billion, financial debt to third parties of USD 0.9 billion, net deferred tax liabilities of USD 0.1 billion, and other net liabilities of USD 0.2 billion. Non-controlling interests amounted USD 0.1 billion, which were recognized at the non-controlling interest’s proportionate share of MorphoSys identifiable net assets. Goodwill amounted to USD 1.6 billion. The finalization of the preliminary purchase price allocation may lead to a change to the allocation between the identifiable assets, mainly intangible assets - IPR&D and net deferred taxes, and goodwill.
The results of operations since the date of acquisition were not material.
Significant acquisitions of businesses – 2023
Acquisition of DTx Pharma Inc.
In the second quarter of 2023, Novartis entered into an agreement to acquire all outstanding shares of DTx Pharma Inc. (DTx), a US based, pre-clinical stage biotechnology company focused on leveraging its proprietary FALCON platform to develop siRNA therapies for neuroscience indications. DTx’s lead program, DTx-1252 targets the root cause of CMT1A—the overexpression of PMP22, a protein that causes the myelin sheath that supports and insulates nerves in the peripheral nervous system to function abnormally. The transaction also includes two additional pre-clinical programs for other neuroscience indications. The transaction closed on July 14, 2023.
The purchase price consisted of a cash payment of USD 0.6 billion and potential additional milestones of up to USD 0.5 billion, which the DTx shareholders are eligible to receive upon the achievement of specified milestones.
The fair value of the total purchase consideration was USD 0.6 billion. The amount consisted of a cash payment of USD 0.6 billion and the fair value of contingent consideration of USD 30 million, which DTx shareholders are eligible to receive upon the achievement of specified milestones. The purchase price allocation resulted in net identifiable assets of USD 0.4 billion, consisting primarily of IPR&D intangible assets of USD 0.4 billion, cash of USD 0.1 billion and net deferred tax liabilities of USD 0.1 billion. Goodwill amounted to USD 0.2 billion.
The 2023 results of operations since the date of acquisition were not material.
Acquisition of Chinook Therapeutics, Inc.
On June 12, 2023, Novartis entered into an agreement to acquire all outstanding shares of Chinook Therapeutics, Inc. (Chinook Therapeutics), a US based clinical stage biopharmaceutical company with two late-stage medicines in development for rare, severe chronic kidney diseases. The acquisition closed on August 11, 2023.
The purchase price consisted of a cash payment of USD 3.2 billion and potential additional payments of up to USD 0.3 billion, which Chinook Therapeutics shareholders are eligible to receive upon the achievement of specified milestones.
The fair value of the total purchase consideration was USD 3.3 billion. The amount consisted of an upfront cash payment of USD 3.2 billion and the fair value of contingent consideration of USD 0.1 billion, which Chinook Therapeutics shareholders are eligible to receive upon achievement of specified milestones. The purchase price allocation resulted in net identifiable assets of USD 2.4 billion, consisting primarily of IPR&D intangible assets of USD 2.5 billion, net deferred tax liabilities of USD 0.4 billion and other net assets of USD 0.3 billion, including cash of USD 0.1 billion. Goodwill amounted to USD 0.9 billion.
The 2023 results of operations since the date of acquisition were not material.
Fair value of assets and liabilities arising from acquisitions of businesses
The following table presents the fair value of the assets and liabilities acquired through acquisitions of business and the total purchase consideration for the first half of 2024, and for the year ended December 31, 2023:
(USD millions)	Jun 30, 2024	Dec 31, 2023

Property, plant and equipment	23	18

Right-of-use assets	32	16

In-process research and development	1 746	2 931

Other intangible assets [1]	419	15

Deferred tax assets	315	34

Non-current financial and other assets	421	164

Trade receivable and financial and other current assets	658	183

Cash and cash equivalents	236	226

Deferred tax liabilities	-600	-474

Current and non-current financial debts	-905

Current and non-current lease liabilities	-41	-51

Trade payables and other liabilities	-289	-231

Net identifiable assets acquired	2 015	2 831

Non-controlling interests	-108

Goodwill	2 198	1 094

Total purchase consideration for acquisitions of businesses	4 105	3 925

[1] Other intangible assets represent technologies (scientific infrastructure).
The significant business acquisitions in the first half of 2024 were of MorphoSys and Mariana Oncology, both in the second quarter of 2024. The goodwill arising out of the first half of 2024 acquisitions is not tax deductible and it is attributable to the synergies, accounting for deferred tax liabilities on acquired assets, and the assembled workforce, and in addition for MorphoSys the relief from royalties.
In 2023, the significant business acquisitions were the acquisition of DTx Pharma and Chinook Therapeutics. There were no significant acquisitions of businesses in the first half of 2023. The goodwill arising out of these acquisitions is attributable to the synergies, the accounting for deferred tax liabilities on the acquired assets and the assembled workforce. In 2023, no goodwill was tax deductible.
Spin-off of Sandoz business – 2023
Completion of the spin-off of the Sandoz business through a dividend in kind distribution to Novartis AG shareholders
On July 18, 2023, Novartis announced that its Board of Directors had unanimously endorsed the proposed separation of the Sandoz business to create an independent company by way of a spin-off and to seek shareholder approval for the spin-off of the Sandoz business into a separately traded standalone company, following the complete structural separation of the Sandoz business into a standalone company (the Sandoz business or Sandoz Group AG) and subject to the satisfaction of certain conditions and Novartis AG shareholder approval.
At the EGM held on September 15, 2023, Novartis AG shareholders approved a special distribution by way of a dividend in kind to effect the spin-off of Sandoz Group AG, subject to the completion of certain conditions precedent to the distribution. Upon shareholder approval, the Sandoz business was reported as discontinued operations and the distribution liability was recognized at its fair value, which exceeded the carrying value of the Sandoz business net assets.
The conditions precedent to the spin-off were met and on October 3, 2023 the spin-off of the Sandoz business was effected by way of a distribution of a dividend in kind of Sandoz Group AG shares to Novartis AG shareholders and American Depositary Receipt (ADR) holders (the Distribution). Through the Distribution, each Novartis AG shareholder received 1 Sandoz Group AG share for every 5 Novartis AG shares and each Novartis ADR holder received 1 Sandoz ADR for every 5 Novartis ADR that they held at the close of business on October 3, 2023. As of October 4, 2023, the shares of Sandoz Group AG have been listed on the SIX Swiss Exchange (SIX) under the stock symbol “SDZ”.
On September 18, 2023, the Sandoz business entered into financing arrangements with a group of banks under which on September 28, 2023, it borrowed a total amount of USD 3.3 billion. These borrowings consisted of a bridge loan in EUR (EUR 2.4 billion) and term loans in EUR (EUR 0.2 billion) and USD (USD 0.5 billion). In addition, the Sandoz business borrowed approximately USD 0.4 billion under a number of local bilateral facilities in different countries. This resulted in a total gross debt of USD 3.7 billion. These outstanding borrowings of the Sandoz business legal entities were recognized in the September 30, 2023 consolidated balance sheet within Liabilities related to discontinued operations and within financing activities cash flows from discontinued operations. Prior to the Distribution on October 3, 2023, Sandoz business legal entities paid approximately USD 3.3 billion in cash to Novartis and its affiliates through a series of intercompany transactions.
At the Distribution date on October 3, 2023, the dividend in kind distribution liability to effect the Distribution (spin-off) of the Sandoz business amounted to USD 14.0 billion, measured by reference to the October 4, 2023 opening Sandoz Group AG share price and applying a control premium. The dividend in kind distribution liability was recorded as a reduction to equity (retained earnings) and remained in excess of the then carrying value of the Sandoz business net assets, which amounted to USD 8.6 billion.
Certain consolidated foundations own Novartis AG dividend-bearing shares that restricts their availability for use by Novartis. These Novartis AG shares are accounted for as treasury shares. Through the Distribution, these foundations received Sandoz Group AG shares representing an approximate 4.31% equity interest in Sandoz Group AG. Upon the loss of control of Sandoz Group AG through the Distribution on October 3, 2023, the financial investment in Sandoz Group AG was recognized at its initial fair value based on the opening traded share price of Sandoz Group AG on October 4, 2023 (a Level 1 hierarchy valuation). At initial recognition, on October 4, 2023, the Sandoz Group AG financial investment had a fair value of USD 0.5 billion, and was reported in the fourth quarter of 2023 on the consolidated balance sheet as a financial asset. Management has designated this investment at fair value through other comprehensive income.
The total non-taxable, non-cash gain recognized at the Distribution date of the spin-off of the Sandoz business amounted to USD 5.9 billion, which consists of:
(USD millions)	Oct 3, 2023

Net assets derecognized	-8 647

Derecognition of distribution liability	13 962

Difference between net assets and distribution liability	5 315

Recognition of Sandoz Group AG shares obtained through consolidated foundations	492

Currency translation gains recycled into the consolidated income statement	357

Transaction costs and other items recognized in the consolidated income statement	-304

Gain on distribution of Sandoz Group AG to Novartis AG shareholders	5 860

For additional disclosures on discontinued operations, refer to Note 11.